EX-99.5
FORMS OF APPLICATION FOR THE SPIA CONTRACTS

                                  APPLICATION

                for a SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
                              from TIAA-CREF Life


                        -------------------------------
                            INCLUDED IN THIS PACKET:

                               - Your Application

                             - Exchange of Annuity
                                 Contracts Form
                        -------------------------------



                                [TIAA-CREF LOGO]
                     TIAA-CREF LIFE INSURANCE COMPANY ISSUES
                   SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACTS.

       INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
================================================================================
1. Owner Information

     Section 1 should be completed by you as the owner of this contract. As owner, you may exercise every right given by the contract without the consent of any other person. These rights include receiving the annuity payments and naming the beneficiary(ies).

     If you are not also the annuitant, you will need to complete Section 2.a. with the annuitant's information.

     A trust may be named as the owner. If the trust is the owner, the trust MAY NOT exercise any of our electronic transactions (i.e. Inter/Act and the Automated Telephone Service). All transactions by the trust MUST be in writing. Enter the trust's name in the space provided for the owner's name. The tax ID number should be entered under "Social Security Number" and the trust's address should be provided in the permanent residence space. Foreign trusts cannot own this contract.

================================================================================
2. Annuitant Information

a. Please complete this section if the first annuitant is a person other than the owner.

b. Information on the second annuitant must be provided if you are applying for a two-life SPIA contract.

     The annuitant(s) named in 2.a. and 2.b. are the persons on whose lives the amount and duration of the contract's annuity payments are based. Once the contract is issued, the annuitant(s) may not be changed. The annuitant may not be older than age 90 when the Single Premium Immediate Annuity is issued.

================================================================================
3. Other Contracts

     If the annuity being applied for will replace or change an existing life insurance policy or annuity contract that you now own, please indicate the name of the other company and the policy or contract number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COMPANY'S ANNUITY CONTRACT, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.

================================================================================
4. Allocating the Single Premium

     Your single premium must be at least $25,000. PLEASE MAKE YOUR CHECK PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY. Indicate the amount of the premium that you are submitting with this application. You may allocate your premium, in whole dollars, to the Fixed Account and/or the variable investment accounts.

     Annuity payments from the Fixed Account are guaranteed.

     Once you have decided what amount of premium, if any, that you wish to allocate to each variable investment account, enter the dollar amount under the corresponding caption which indicates whether you wish the annuity payments to be revalued MONTHLY or ANNUALLY. Under any investment account, you may specify a dollar amount to be revalued monthly and another dollar amount to be revalued annually.

     Annuity payments from the investment accounts are variable and may increase or decrease depending on the investment results of the underlying funds.

================================================================================
5. Choosing the Frequency of Payments

     You may choose to receive your annuity payments monthly, quarterly, semi-annually or annually. When you receive the first payment will depend on the payment frequency you have chosen.

       INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT

================================================================================
6. Choosing an SPIA Contract

     You may apply for a ONE-LIFE SPIA contract, a TWO-LIFE SPIA contract, or a FIXED-PERIOD SPIA contract by checking the appropriate space on the application. If applying for a one-life or two-life SPIA contract, please indicate what guaranteed period you want, if any (not to exceed the annuitant's life expectancy). During the guaranteed period, annuity payments will continue even if the annuitant(s) has died.

     Under a TWO-LIFE SPIA contract, you must also indicate the income benefit option that you want. The income benefit options described below indicate the amount of the annuity payment that will be made if an annuitant dies (or if both annuitants die and a guaranteed period has been chosen). Your choices are:

     - a FULL BENEFIT OPTION with the full annuity payment payable while either annuitant is alive; or

     - a TWO-THIRDS BENEFIT OPTION with the full annuity payment payable while both annuitants are alive and a reduction to two-thirds of the annuity payment after the death of either annuitant; or

     - a ONE-HALF BENEFIT OPTION with the full annuity payment payable while the first annuitant is alive and a reduction to one-half of the annuity payment if the first annuitant dies while the second annuitant is living.

     For the FIXED-PERIOD SPIA you must fill in the number of years, which may be from 5 to 30 (not to exceed the owner's life expectancy), that you select as the fixed period.

================================================================================
7. Designation of Beneficiary

     Do not complete the beneficiary designation if you are the annuitant and there will be no guaranteed period.

     If you are not the annuitant or if there is a guaranteed period, complete the beneficiary designation.

     If you die while annuity payments are still due under the Single Premium Immediate Annuity contract, the beneficiary(ies) you have named will become the owner(s) of the SPIA contract and will continue to receive such annuity payments. You should name a beneficiary UNLESS you select a one-life SPIA contract with NO guaranteed period and you are the annuitant.





================================================================================
IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 1 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 11:00 P.M., EASTERN TIME.

[TIAA-CREF LOGO]
TIAA-CREF LIFE INSURANCE COMPANY
730 Third Avenue
New York, NY 10017-3206

APPLICATION FOR
A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
Please print in INK and provide all information requested.

                                                                               N

================================================================================
1. Owner Information

Owner's First Name                MI      Last Name

--------------------------------------------------------------------------------

Social Security Number:    -    -          Date of Birth:
                       ---   --   ---                     ----- ----- -----
                                                           Mo.   Day   Yr.

Sex:   M   F   Daytime Telephone               Evening Telephone
     --  --                     --------------                  ----------------

E-Mail Address
              ------------------------------------------------------------------
Permanent Residence
                   -------------------------------------------------------------

                                        State                 Zip
---------------------------------------       ---------------     --------------

Citizenship (If other than U.S.)
                                ------------------------------------------------

Are you or your spouse currently or formerly employed by:

    College, university or other nonprofit education or research institution
----

    K-12     Other
----     ----

Occupation
          ----------------------------------------------------------------------

Name and Address of Employer
                            ----------------------------------------------------

Are you a member of a professional association?        Yes        No
                                                   ----       ----
If yes, please indicate association's name
                                          --------------------------------------


================================================================================
2. Annuitant Information (If the annuitant is not the owner, complete 2.a)


a) Annuitant's First Name           MI      Last Name

--------------------------------------------------------------------------------

Social Security Number:     -    -        Date of Birth:
                        ---   --   ----                  -----  -----  -----
                                                          Mo.    Day    Yr.

Sex:   M   F   Daytime Telephone                Evening Telephone
     --  --                     ---------------                  ---------------
Permanent Residence
                   -------------------------------------------------------------

                                            State               Zip
-------------------------------------------       -------------     ------------


(Complete 2.b if applying for a two-life SPIA contract.)

b) Second Annuitant's First Name     MI     Last Name

--------------------------------------------------------------------------------

Social Security Number:     -    -        Date of Birth:
                        ---   --   ----                  -----  -----  -----
                                                          Mo.    Day    Yr.

Sex:   M   F   Daytime Telephone                Evening Telephone
     --  --                     ---------------                  ---------------

Permanent Residence
                   -------------------------------------------------------------

                                                 State            Zip
------------------------------------------------       ----------     ----------

================================================================================
3. Other Contracts

Will this contract replace or change a life insurance policy or annuity contract with another company?

    Yes      No
----     ----

If yes, other company's name                      Contract Number
                            ---------------------                ---------------

     Life Insurance Policy  OR        Annuity Contract
----                             ----



               PLEASE REMEMBER TO SIGN AND DATE THE APPLICATION.

SPIA-APP                                                                  TAIIIM
                                                                         Ed 5-00

================================================================================
4. Allocating the Single Premium

Indicate the amount of the single premium submitted with this application $________________.

Please allocate your premium, in whole dollar amounts, to the fixed and/or the variable investment accounts. The total allocation among all accounts and revaluation methods must equal the single premium.

Fixed Account $ ________________________


Variable Investment      Dollar Amount               Dollar Amount
Accounts                 (ANNUITY PAYMENTS TO        (ANNUITY PAYMENTS TO
                         BE REVALUED MONTHLY)        BE REVALUED ANNUALLY)
Stock Index              $                           $
                         -------------------------   ---------------------------
Growth Equity
                         -------------------------   ---------------------------
Growth & Income
                         -------------------------   ---------------------------
International Equity
                         -------------------------   ---------------------------
Social Choice Equity
                         -------------------------   ---------------------------


================================================================================
5. Choosing the Frequency of Payments

I wish to receive my annuity payments:

____ Monthly    ____ Quarterly   ____ Semiannually    ____ Annually

================================================================================
6. Choosing an SPIA Contract

I am applying for the following Single Premium Immediate Annuity (SPIA) contract:

___ONE-LIFE SPIA contract

___TWO-LIFE SPIA contract with a ____ full benefit if either annuitant survives;
                                      or
                                 ____ two-thirds benefit if either annuitant
                                      survives the other; or
                                 ____ one-half benefit if the second annuitant
                                      survives the first

For the one-life and two-life SPIA contracts you may choose a guaranteed period of:
____10 years   ____15 years   ____20 years   ____No guaranteed period


____FIXED-PERIOD SPIA contract with a fixed period of ______ years


================================================================================
7. Designation of Beneficiary


Name and Address of               Relationship       Date of         Social
Primary Beneficiary(ies)            To Owner          Birth        Security No.

----------------------------  -------------------  ------------  ---------------

----------------------------  -------------------  ------------  ---------------

----------------------------  -------------------  ------------  ---------------

Name and Address of               Relationship       Date of         Social
Contingent Beneficiary(ies)         To Owner          Birth        Security No.

----------------------------  -------------------  ------------  ---------------

----------------------------  -------------------  ------------  ---------------

----------------------------  -------------------  ------------  ---------------


The right to change beneficiaries is reserved to me unless TIAA-CREF Life is notified otherwise.

NOTE: If no primary beneficiary (Class I) is living at time of owner's death, benefits are payable to the contingent beneficiary (Class II). If a class contains more than one person, the benefits are divided equally among the living beneficiaries of the class unless you've explicitly indicated otherwise.

================================================================================
>8. Your Agreement.

     THE ANNUITY APPLIED FOR WILL NOT TAKE EFFECT UNLESS AND UNTIL, DURING THE LIFETIMES OF THE PROPOSED ANNUITANT(S) AND OWNER, TIAA-CREF LIFE HAS RECEIVED THE SINGLE PREMIUM AND HAS APPROVED THIS APPLICATION. IF THE OWNER IS NOT THE ANNUITANT, THE ANNUITANT(S) CONSENTS TO THIS APPLICATION FOR AN ANNUITY BASED ON HIS OR HER LIFE. THE OWNER (NOT THE ANNUITANT) CONTROLS THE CONTRACT. THE OWNER MAY EXERCISE EVERY RIGHT GIVEN BY THE CONTRACT WITHOUT THE CONSENT OF ANY OTHER PERSON. THIS CONTRACT HAS NO PROVISION FOR LOANS. ANNUITY INCOME FROM THE VARIABLE INVESTMENT ACCOUNT IS NOT GUARANTEED AND MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS.

     I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE VARIABLE INVESTMENT ACCOUNTS OF THE SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT AND A CURRENT PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS, AND HAVE READ AND UNDERSTAND ALL PROVISIONS OF THIS APPLICATION.

     FOR YOUR PROTECTION, SOME STATES REQUIRE A WARNING AGAINST FRAUD TO APPEAR ON THIS FORM. PEOPLE WHO FILE APPLICATIONS FOR INSURANCE OR STATEMENTS OF CLAIM COMMIT A FRAUDULENT INSURANCE ACT IF THEY:

     - KNOWINGLY DO SO WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY OR ANOTHER PERSON; AND/OR

     - KNOWINGLY INCLUDE IN THEIR APPLICATION OR STATEMENT OF CLAIM ANY MATERIALLY FALSE OR MISLEADING INFORMATION; AND/OR

     - KNOWINGLY CONCEAL INFORMATION FOR THE PURPOSE OF MISLEADING CONCERNING ANY FACT MATERIAL TO THE APPLICATION, OR CLAIM.

     A FRAUDULENT INSURANCE ACT IS A CRIME, AND PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES.

     COLORADO RESIDENTS, PLEASE NOTE: ANY INSURANCE COMPANY OR ANY AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR TO A CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICYHOLDER OR THE CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM THE INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.


================================================================================
UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER, AND I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================


 -----------------------------------------------   -----------------------------------------------------
>SIGNATURE OF OWNER               DATE             SIGNATURE OF ANNUITANT                  DATE
                                                   (IF OTHER THAN THE OWNER)


                                                   -----------------------------------------------------
                                                   SIGNATURE OF SECOND ANNUITANT           DATE
                                                   (IF A TWO-LIFE SPIA IS APPLIED FOR)





If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the variable component of the Contract and the TIAA-CREF Life Funds, check here: [ ]

The variable component of the Contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.

                                                                       2000D.SPI

                                  APPLICATION

                for a SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT


                              from TIAA-CREF Life
                        --------------------------------
                            INCLUDED IN THIS PACKET:

                              -  Your Application
                             -  Exchange of Annuity
                                 Contracts Form
                        --------------------------------


                                [TIAA-CREF LOGO]
                     TIAA-CREF LIFE INSURANCE COMPANY ISSUES
                   SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACTS.

       INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
================================================================================
1. Owner Information

     Section 1 should be completed by you as the owner of this contract. As owner, you may exercise every right given by the contract without the consent of any other person. These rights include receiving the annuity payments and naming the beneficiary(ies).

     If you are not also the annuitant, you will need to complete Section 2.a. with the annuitant's information.

     A trust may be named as the owner. If the trust is the owner, the trust MAY NOT exercise any of our electronic transactions (i.e. Inter/Act and the Automated Telephone Service). All transactions by the trust MUST be in writing. Enter the trust's name in the space provided for the owner's name. The tax ID number should be entered under "Social Security Number" and the trust's address should be provided in the permanent residence space. Foreign trusts cannot own this contract.

================================================================================
2. Annuitant Information

a. Please complete this section if the first annuitant is a person other than the owner.

b. Information on the second annuitant must be provided if you are applying for a two-life SPIA contract.

     The annuitant(s) named in 2.a. and 2.b. are the persons on whose lives the amount and duration of the contract's annuity payments are based. Once the contract is issued, the annuitant(s) may not be changed. The annuitant may not be older than age 90 when the Single Premium Immediate Annuity is issued.


================================================================================
3. Other Contracts

     If the annuity being applied for will replace or change an existing life insurance policy or annuity contract that you now own, please indicate the name of the other company and the policy or contract number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COMPANY'S ANNUITY CONTRACT, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.


================================================================================
4. Allocating the Single Premium

     Your single premium must be at least $25,000. PLEASE MAKE YOUR CHECK PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY. Indicate the amount of the premium that you are submitting with this application. You may allocate your premium, in whole dollars, to the Fixed Account and/or the variable investment accounts.

     Annuity payments from the Fixed Account are guaranteed.

     Please read the SPECIAL NOTE in Section 4 of the application concerning the allocation of premiums to the investment accounts.

     Once you have decided what amount of premium, if any, that you wish to allocate to each variable investment account, enter the dollar amount under the corresponding caption which indicates whether you wish the annuity payments to be revalued MONTHLY or ANNUALLY. Under any investment account, you may specify a dollar amount to be revalued monthly and another dollar amount to be revalued annually.

     Annuity payments from the investment accounts are variable and may increase or decrease depending on the investment results of the underlying funds.

================================================================================
5. Choosing the Frequency of Payments

     You may choose to receive your annuity payments monthly, quarterly, semi-annually or annually. When you receive the first payment will depend on the payment frequency you have chosen.

       INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
================================================================================
6. Choosing an SPIA Contract

     You may apply for a ONE-LIFE SPIA contract, a TWO-LIFE SPIA contract, or a FIXED-PERIOD SPIA contract by checking the appropriate space on the application. If applying for a one-life or two-life SPIA contract, please indicate what guaranteed period you want, if any (not to exceed the annuitant's life expectancy). During the guaranteed period, annuity payments will continue even if the annuitant(s) has died.

     Under a TWO-LIFE SPIA contract, you must also indicate the income benefit option that you want. The income benefit options described below indicate the amount of the annuity payment that will be made if an annuitant dies (or if both annuitants die and a guaranteed period has been chosen). Your choices are:

     - a FULL BENEFIT OPTION with the full annuity payment payable while either annuitant is alive; or

     - a TWO-THIRDS BENEFIT OPTION with the full annuity payment payable while both annuitants are alive and a reduction to two-thirds of the annuity payment after the death of either annuitant; or

     - a ONE-HALF BENEFIT OPTION with the full annuity payment payable while the first annuitant is alive and a reduction to one-half of the annuity payment if the first annuitant dies while the second annuitant is living.

     For the FIXED-PERIOD SPIA you must fill in the number of years, which may be from 5 to 30 (not to exceed the owner's life expectancy), that you select as the fixed period.

================================================================================
7. Designation of Beneficiary

     Do not complete the beneficiary designation if you are the annuitant and there will be no guaranteed period.

     If you are not the annuitant or if there is a guaranteed period, complete the beneficiary designation.

     If you die while annuity payments are still due under the Single Premium Immediate Annuity contract, the beneficiary(ies) you have named will become the owner(s) of the SPIA contract and will continue to receive such annuity payments. You should name a beneficiary UNLESS you select a one-life SPIA contract with NO guaranteed period and you are the annuitant.






================================================================================
IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 1 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 11:00 P.M., EASTERN TIME.

[TIAA-CREF LOGO]
TIAA-CREF LIFE INSURANCE COMPANY
730 Third Avenue
New York, NY 10017-3206

APPLICATION FOR A
SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
Please print in INK and provide all information requested.

                                                                               N

================================================================================
1. Owner Information

Owner's First Name              MI              Last Name

--------------------------------------------------------------------------------

Social Security Number:     -    -         Date of Birth:
                        ---   --   ----                   ----- ----- -----
                                                           Mo.   Day   Yr.

Sex:   M    F   Daytime Telephone               Evening Telephone
     --   --                     -------------                   ---------------

E-Mail Address
              ------------------------------------------------------------------

Permanent Residence
                   -------------------------------------------------------------

                                              State             Zip
---------------------------------------------       -----------     ------------

Citizenship (If other than U.S.)
                                ------------------------------------------------

Are you or your spouse currently or formerly employed by:

    College, university or other nonprofit education or research institution
----

    K-12      Other
----      ----

Occupation
          ----------------------------------------------------------------------

Name and Address of Employer
                            ----------------------------------------------------

Are you a member of a professional association?         Yes         No
                                                    ----        ----

If yes, please indicate association's name
                                          --------------------------------------

================================================================================
2. Annuitant Information

(If the annuitant is not the owner, complete 2.a)



a) Annuitant's First Name              MI    Last Name

--------------------------------------------------------------------------------

Social Security Number:     -    -         Date of Birth:
                        ---   --   ----                   ----- ----- -----
                                                           Mo.   Day   Yr.

Sex:   M    F   Daytime Telephone               Evening Telephone
     --   --                     -------------                   ---------------

E-Mail Address
              ------------------------------------------------------------------

Permanent Residence
                   -------------------------------------------------------------

                                              State             Zip
---------------------------------------------       -----------     ------------

(Complete 2.b if applying for a two-life SPIA contract.)

b) Second Annuitant's First Name       MI     Last Name

--------------------------------------------------------------------------------

Social Security Number:     -    -         Date of Birth:
                        ---   --   ----                   ----- ----- -----
                                                           Mo.   Day   Yr.

Sex:   M    F   Daytime Telephone               Evening Telephone
     --   --                     -------------                   ---------------

E-Mail Address
              ------------------------------------------------------------------

Permanent Residence
                   -------------------------------------------------------------

                                              State             Zip
---------------------------------------------       -----------     ------------

================================================================================
3. Other Contracts

Will this contract replace or change a life insurance policy or annuity contract with another company?

    Yes       No
----      ----

If yes, other company's name                   Contract Number
                            ------------------                ------------------

     life Insurance Policy  OR        Annuity Contract
----                             ----



               PLEASE REMEMBER TO SIGN AND DATE THE APPLICATION.

SPIA-APP-RP                                                               TAIIIM
                                                                         Ed 5-00

================================================================================
4. Allocating the Single Premium

Indicate the amount of the single premium submitted with this application $________________.

SPECIAL NOTE: Any portion of your premium that is allocated to any investment account will initially be held in the general account until 17 days after the issue date of your contract. (In Idaho and Utah the premium will be held for 27 days; in South Carolina it will be held for 38 days.) At that time, we will automatically transfer the amount so allocated plus any interest credited to the investment accounts that you have chosen in this application.

Please allocate your premium, in whole dollar amounts, to the fixed and/or the variable investment accounts. The total allocation among all accounts and revaluation methods must equal the single premium.

Fixed Account $  ________________________


Variable Investment    Dollar Amount                Dollar Amount
Accounts               (ANNUITY PAYMENTS TO         (ANNUITY PAYMENTS TO
                       BE REVALUED MONTHLY)         BE REVALUED ANNUALLY)
Stock Index            $                            $
                       --------------------------   ----------------------------
Growth Equity
                       --------------------------   ----------------------------
Growth &Income
                       --------------------------   ----------------------------
International Equity
                       --------------------------   ----------------------------
Social Choice Equity
                       --------------------------   ----------------------------

================================================================================
5. Choosing the Frequency of Payments

I wish to receive my annuity payments:

____Monthly        ____Quarterly        ____Semiannually        ____Annually


================================================================================
6. Choosing an SPIA Contract

I am applying for the following Single Premium Immediate Annuity (SPIA) contract:

___ONE-LIFE SPIA contract

___TWO-LIFE SPIA contract with a ___ full benefit if either annuitant survives;
                                     or
                                 ___ two-thirds benefit if either annuitant
                                     survives the other; or
                                 ___ one-half benefit if the second annuitant
                                     survives the first

For the one-life and two-life SPIA contracts you may choose a guaranteed period of:

____10 years   ____15 years   ____20 years   ____No guaranteed period


____FIXED-PERIOD SPIA contract with a fixed period of ______ years

================================================================================
7. Designation of Beneficiary


Name and Address of              Relationship       Date of          Social
Primary Beneficiary(ies)           To Owner          Birth        Security No.

----------------------------- ------------------ ------------- -----------------

----------------------------- ------------------ ------------- -----------------

----------------------------- ------------------ ------------- -----------------

Name and Address of              Relationship       Date of          Social
Contingent Beneficiary(ies)        To Owner          Birth        Security No.

----------------------------- ------------------ ------------- -----------------

----------------------------- ------------------ ------------- -----------------

----------------------------- ------------------ ------------- -----------------

The right to change beneficiaries is reserved to me unless TIAA-CREF Life is notified otherwise.
NOTE: If no primary beneficiary (Class I) is living at time of owner's death, benefits are payable to the contingent beneficiary (Class II). If a class contains more than one person, the benefits are divided equally among the living beneficiaries of the class unless you've explicitly indicated otherwise.

================================================================================
>8. Your Agreement.

     THE ANNUITY APPLIED FOR WILL NOT TAKE EFFECT UNLESS AND UNTIL, DURING THE LIFETIMES OF THE PROPOSED ANNUITANT(S) AND OWNER, TIAA-CREF LIFE HAS RECEIVED THE SINGLE PREMIUM AND HAS APPROVED THIS APPLICATION. IF THE OWNER IS NOT THE ANNUITANT, THE ANNUITANT(S) CONSENTS TO THIS APPLICATION FOR AN ANNUITY BASED ON HIS OR HER LIFE. THE OWNER (NOT THE ANNUITANT) CONTROLS THE CONTRACT. THE OWNER MAY EXERCISE EVERY RIGHT GIVEN BY THE CONTRACT WITHOUT THE CONSENT OF ANY OTHER PERSON. THIS CONTRACT HAS NO PROVISION FOR LOANS.

     I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE VARIABLE INVESTMENT ACCOUNTS OF THE SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT AND A CURRENT PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS, AND HAVE READ AND UNDERSTAND ALL PROVISIONS OF THIS APPLICATION.

     ANNUITY INCOME FROM THE VARIABLE INVESTMENT ACCOUNT IS NOT GUARANTEED AND MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS.


================================================================================
UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER, AND I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================

 -----------------------------------------------   -----------------------------------------------------
>SIGNATURE OF OWNER               DATE             SIGNATURE OF ANNUITANT                  DATE
                                                   (IF OTHER THAN THE OWNER)

                                                   -----------------------------------------------------
                                                   SIGNATURE OF SECOND ANNUITANT           DATE
                                                   (IF A TWO-LIFE SPIA IS APPLIED FOR)






If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the variable component of the Contract and the TIAA-CREF Life Funds, check here: [ ]

The variable component of the Contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.

                                                                    2000D.SPI.RP